Acquisitions	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Acquisitions
16. Acquisitions

Significant accounting judgements and estimates
Expected future cash flows used to determine the fair value of, inter alia, property, plant and equipment and contingent consideration are inherently uncertain and could materially change over time. The fair value is significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, foreign currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.
Acquisitions are assessed to determine if they qualify as business combinations or asset acquisitions in terms of the requirements of IFRS 3 where the Group obtains control over an entity. In order to apply IFRS 3, the assets acquired and liabilities assumed, should constitute a business as defined in IFRS 3. Accordingly, management assesses whether the activities consist of inputs and processes applied to those inputs that have the ability to contribute to the creation of outputs. If a transaction is not deemed to be a business combination, it is accounted for as an asset acquisition outside of the scope of IFRS 3. The IFRS 3 scope assessment could significantly impact the accounting treatment applied.
Accounting policy
Business combinations
The acquisition method of accounting is used to account for business combinations by the Group. The consideration transferred for the acquisition of a business is the fair value of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Any contingent consideration is measured at fair value at the date of acquisition. Acquisition-related costs are expensed as incurred.
Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date.
On an acquisition-by-acquisition basis, the Group recognises any NCI in the acquiree either at fair value or at the NCI’s proportionate share of the acquiree’s net assets. Subsequently, the carrying amount of NCI is the amount of the interest at initial recognition plus the NCI’s share of the subsequent changes in equity, plus or minus changes in the portion of interest of the equity of the subsidiary not attributable, directly or indirectly, to Sibanye-Stillwater shareholders.
The excess of the consideration transferred, the amount of any NCI in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. If this is less than the fair value of the net assets of the subsidiary acquired in the case of a bargain purchase, the difference is a gain recognised directly in profit or loss.
Asset acquisitions
For acquisitions outside the scope of IFRS 3, the purchase consideration is allocated to identifiable assets and liabilities based on their relative fair values. Assets and liabilities that are initially measured at an amount other than cost are recognised at their respective carrying amounts as specified in the applicable accounting standards.
Statement of cash flows
The acquisition date fair value of deferred payments and contingent consideration relating to business combinations is part of the aggregate consideration for obtaining control of the underlying net assets. Therefore, unless the obligations are clearly part of the borrowing structure of the group, repayments of the acquisition date fair value are classified as investing activities. Additional deferred/ contingent payments in excess of the acquisition date fair value are considered to be operating activity cash flows by nature.

16.1 Keliber asset acquisition
On 23 February 2021, Keliber Oy (Keliber) and the Group entered into an investment agreement that enables Keliber to significantly advance its lithium project in Central Ostrobothnia, Finland. The Keliber project consists of several advanced stage lithium spodumene deposits, with significant exploration upside potential in close proximity to the existing project. The project includes the development of a chemical plant in Kokkola, at 66 kilometres from the mining area, which will produce battery grade lithium hydroxide.
Under the investment agreement, the Group made an initial phased equity investment of €30 million for an approximate 30% equity shareholding into Keliber. In the first tranche the Group subscribed for shares in Keliber for €15 million and simultaneously, on the same terms as Sibanye-Stillwater’s €30 million phased investment, a further €10 million equity issuance was offered to the existing Keliber shareholders, which was fully subscribed. The investment agreement allowed the Group to finance development work of a further €15 million in two tranches over a twelve-month period. The second tranche subscription payment was made on 16 September 2021.
The investment in Keliber resulting from the €15 million subscription in the first tranche and the €10 million in the second tranche was treated as an equity accounted associate from 17 March 2021 (see note 18.4). The first and second tranche subscriptions resulted in an aggregate 26.6% shareholding as at 31 December 2021.
On 14 March 2022, the Group made payment for the third tranche of the initial phased equity investment in Keliber. The subscription price amounted to €5 million for an additional 125,000 shares in Keliber, resulting in an aggregate shareholding of approximately 30% at the time of subscription. Upon subscribing for the third tranche of the initial equity investment in Keliber during March 2022, the Group's pre-emptive right to obtain a majority shareholding and majority board representation in Keliber became exercisable.
Since the Group obtained substantive ability to acquire a majority shareholding in Keliber upon subscription for the third tranche share investment, management concluded that control was obtained at the time of subscription. At the date of acquisition, Keliber did not meet the definition of a business in terms of IFRS 3, and is therefore accounted for as an asset acquisition. Since the Group had already obtained control over Keliber with the third tranche subscription, subsequent share subscriptions were accounted for directly in equity as transactions with non-controlling shareholders on their respective effective dates (see note 27.1).
Allocation of purchase consideration
Since the acquisition is outside the scope of IFRS 3, the purchase consideration was allocated to identifiable assets and liabilities based on their relative fair values. Assets and liabilities that are initially measured at an amount other than cost, such as financial instruments recognised at fair value, were recognised at their respective carrying amounts as specified in the applicable accounting standards. The functional currency of Keliber is Euro.
The table below summarises the value of the consideration paid and NCI recognised at the date of acquisition:

Figures in million – SA rand	2022
Consideration (30.3%)[1]	530
Gross value of allocated purchase consideration	1,749
NCI recognised (69.7%)	1,219
[1] The consideration is determined as the carrying value of the equity accounted investment at 14 March 2022 (i.e. the effective date) of R446 million and the cost of the €5 million third tranche payment made on the effective date amounting to R84 million. Net cash of R261 million was acquired at the effective date
The following table summarises the allocation of the gross purchase consideration to identifiable assets and liabilities:

Figures in million – SA rand	Notes	2022
Property, plant and equipment	14	1,481
Right-of-use assets	15	31
Other receivables — non-current		2
Trade and other receivables		31
Cash and cash equivalents		345
Borrowings	28	(30)
Cash-settled share-based payment obligations	6.7	(14)
Lease liabilities	29	(32)
Other payables — non-current		(2)
Trade and other payables		(63)
Total purchase consideration allocated on relative fair value basis		1,749
16.2 Sandouville business combination
On 30 July 2021, Sibanye-Stillwater announced that it had entered into an exclusive put option agreement (Put Option) with French mining group Eramet SA (Eramet) for the acquisition of 100% of the Sandouville nickel hydrometallurgical processing facility (Sandouville), located in Normandy, France. The Sandouville facility is situated in the industrial heart of Europe at Le Havre, France’s second largest industrial port, with strategic access to extensive logistical infrastructure including shipping, rail and key motorways, supporting any future supply into the European end user markets.
The transaction was the second step in the Group's battery metals strategy, building on the investment in the Keliber lithium hydroxide project. The Sandouville site is a polyvalent facility which is already zoned for heavy industrial purposes. The site is scaleable for nickel, cobalt and lithium battery grade products, and will enable the Group to further advance its battery metals strategy and recycling activities.
On 4 November 2021, following the signing of the exclusive Put Option, Sibanye-Stillwater announced that the Share Purchase Agreement (SPA) had been signed to acquire 100% of Sandouville. The signature of the SPA followed the successful completion of the information-consultation process with the employee representative bodies of Sandouville and Eramet, who rendered a favourable opinion of the transaction. The transaction also received the key regulatory approvals of the South African Reserve Bank and clearance from the French Foreign Investment Control Office. The remaining conditions in respect of the acquisition were fulfilled on
4 February 2022, the effective acquisition date.
Sandouville’s financial results were consolidated from the effective date. For the eleven months ended 31 December 2022, the Sandouville operations contributed revenue of R3,140 million and a net loss of R635 million to the Group’s results. Sandouville’s pro forma revenue and net loss would have been R3,324 million and R691 million, respectively, had the acquisition been effective from
1 January 2022. In determining these amounts, management assumed that the fair value adjustments that arose on the date of acquisition would have been the same if the acquisition had occurred on 1 January 2022. The functional currency of Sandouville is Euro.
The purchase price allocation (PPA) on the effective date was prepared on a provisional basis in accordance with IFRS 3 for, amongst others, property, plant and equipment, contingent liabilities, provisions, as well as any deferred tax implications at 30 June 2022. No new information was obtained by 31 December 2022, and the PPA is considered to be final.
Consideration
The fair value of the consideration is as follows:

Figures in million – SA rand	2022
Cash[1]	1,501
Total consideration	1,501
[1] The cash consideration is made up of an initial payment on 4 February 2022 of EUR81 million (R1,390 million) and an additional payment of EUR6 million (R111 million) on 11 May 2022
Acquisition-related costs
The Group incurred total acquisition-related costs of R27 million for the year ended 31 December 2022 (R28 million for the year ended 31 December 2021) on advisory and legal fees. These costs are recognised as transaction costs in profit or loss during the period in which it is incurred.
Identified assets acquired and liabilities assumed
The following table summarises the recognised amounts of assets acquired and liabilities assumed at the acquisition date:

Figures in million – SA rand	Notes	2022
Property, Plant and equipment	14	1,257
Right-of-use assets	15	78
Intangible assets	17	83
Other receivables — non-current		11
Inventories		601
Trade and other receivables		104
Cash and cash equivalents[1]		108
Tax receivable	11.4	3
Lease liabilities	29	(88)
Environmental rehabilitation obligation and other provisions	30	(97)
Other payables — non-current		(164)
Borrowings	28	(9)
Trade and other payables		(409)
Fair value of identifiable net assets acquired[2]		1,478
[1] The transaction results in net cash paid of R1,393 million as a result of cash and cash equivalents acquired of R108 million and cash consideration paid of R1,501 million
[2] Fair value of assets and liabilities were determined as follows:
•The fair value of property, plant and equipment was based on an income approach consisting of a discounted cash flow model, as well as considering the depreciated replacement cost of the plant
•Lease liabilities and right-of-use assets approximate fair value, based on an assessment of the present value of the remaining lease payments at the effective date of the transaction using a market related discount rate
•Intangible assets includes software, patents, trademarks and customer relationships acquired from Eramet SA. The majority of the asset value is attributable to the customer relationships acquired and trademarks, which were valued based on the discounted future cash flows of commission contracts
•Inventories approximate fair value, based on the short inventory cycle and an assessment of net realisable value
•Trade and other receivables and trade and other payables approximate fair value due to their short-term nature
•The fair value of the decommissioning obligation is calculated on a discounted cash flow model considering the cost of decommissioning of the plant
•Borrowings approximate fair value based on an assessment of the discounted future cash flows at the effective date using a market related discount rate
Goodwill
Goodwill arising from the business combination has been recognised as follows:

Figures in million – SA rand	2022
Consideration	1,501
Fair value of identifiable net assets acquired	(1,478)
Goodwill[1]	23
[1] The goodwill is attributable to the premium paid for the synergies and benefits expected to be derived from implementing the Group's battery metals strategy. None of the goodwill amount is deductible for tax purposes